                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) September 26, 2002




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                     0-21625                   41-1782300
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)




       8091 Wallace Road, Eden Prairie, MN                55344
     (Address of principal executive offices)           (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




                                  1 of 6 Pages

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ITEM 4.  CHANGES IN REGISTANT'S CERTIFYING ACCOUNTANT.
-------

(a)   Previous independent accountants.

(i) On September 26, 2002, the Company dismissed Virchow, Krause & Company, LLP ("VK"), which had previously served as the Company's independent accountants.

(ii) The report of VK on the consolidated financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants on September 26, 2002.

(iv) In connection with its audit of the consolidated financial statements for the 2001 and 2000 fiscal years ending December 30, 2001 and December 31, 2000, respectively, and through September 26, 2002, there were no disagreements with VK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of VK, would have caused VK to make reference to such disagreements in their report on the financial statements for such years.

(v) During the 2001 and 2000 fiscal years and through September 26, 2002, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(vi) The Company has requested that VK furnish it with a letter addressed to the Securities and Exchange Commission(the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated September 27, 2002, is filed as Exhibit 16.1 to this Form 8-K.

(b)   New independent accountants.

On September 26, 2002, the Company engaged Grant Thornton, LLP ("Grant Thornton") as its new independent accountants. Such engagement was approved by the Company's Audit Committee and Board of Directors on September 26, 2002. In the Company's two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with Grant Thornton regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv)of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a "reportable event," as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------

         The following exhibits are filed as part of this report:

         ------------------------ ------------------------------------------
         Exhibit Number                Description
         ------------------------ ------------------------------------------
               16.1 Letter from Virchow, Krause & Company, LLP dated September 27, 2002
         ------------------------ ------------------------------------------






                                  3 of 6 Pages

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            FAMOUS DAVE'S OF AMERICA, INC.


Date: September 27, 2002                    By:   /s/ Kenneth Stanecki
                                                --------------------------------
                                                Name: Kenneth Stanecki
                                                Title: Chief Financial Officer







                                  4 of 6 Pages

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                                INDEX TO EXHIBITS


Exhibit         Item                                                          Method of Filing
-------         ----                                                          ----------------
16.1            Letter from Virchow, Krause & Company, LLP
                dated September 27, 2002                                      Filed herewith electronically












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